Pursuant to Rule 497(e)
Registration No. 33-25747

DAILY INCOME FUND	600 Fifth Avenue
NEW YORK DAILY TAX FREE INCOME FUND, INC.	New York, NY 10020
TAX EXEMPT PROCEEDS FUND, INC.	(212) 830-5345
(800) 433-1918 (Toll Free)

Supplement Dated May 27, 2010
To The Current Prospectuses
And Statement Of Additional Information
For Each Of The Above Named Funds

The Securities and Exchange Commission has recently amended its regulations with respect to money market funds.  Beginning May 28, 2010, all money market funds will be required to comply with SEC requirements with respect to the liquidity of the funds' investments.  Specifically, taxable money market funds will be required to hold at least 10% of their total assets in "daily liquid assets" and all money market funds will be required to hold at least 30% of their total assets in "weekly liquid assets."  Daily liquid assets include cash (including demand deposits), direct obligations of the U.S. Government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day.  Weekly liquid assets include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.  A money market fund may also not invest more than 5% of its total assets in illiquid securities.

Also beginning May 28, 2010, new limits will be placed on the ability of a money market fund to acquire second-tier securities.  Specifically, money market funds will be prohibited from (i) investing more than 3% of total assets in second-tier securities, (ii) investing more than ½ of 1% of total assets in second- tier securities issued by any single issuer, and (iii) acquiring second-tier securities with a remaining maturity of more than 45 days.

In addition, beginning June 30, 2010, a money market fund will be required to limit its dollar-weighted average portfolio maturity to 60 days or less, and its dollar-weighted average life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset dates) to 120 days.

Further, the right of redemption may be suspended if there is a situation where the fund needs to rely on Rule 22e-3 under the Investment Company Act of 1940, as amended, in order to facilitate an orderly liquidation of the fund.